Oppenheimer Emerging Growth FUND

Supplement dated October 13, 2009 to the

Prospectus dated February 27, 2009

This supplement amends the Prospectus of Oppenheimer Emerging Growth Fund (the “Fund”) dated February 27, 2009, and is in addition to any other supplements.

The Prospectus is revised as follows:

1. Footnote number 5 under the “Annual Fund Operating Expenses” table on page 9 is deleted in its entirety and is replaced by the following:

5. From September 1, 2008 to September 30, 2009, the Manager voluntarily waived a portion of the management fee so that the effective management fee rate for the Fund would not exceed the effective management fee of Oppenheimer Discovery Fund, measured as of the last business day of the prior month. From September 1, 2007 to August 31, 2008, the Manager voluntarily waived a portion of the advisory fee so that the annual advisory fee rate declined as follows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. After taking into consideration these waivers, the actual Management Fee as a percentage of average daily net assets was 0.74% for all classes.

2. The section titled “How the Fund is Managed – Advisory Fees” on page 17, is deleted in its entirety and is replaced by the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.90% of the first $200 million of average net assets of the Fund; 0.85% of the next $200 million; 0.80% of the next $200 million; and 0.75% of average annual net assets over $600 million. The advisory fee paid by the Fund to the Manager for the fiscal year ended October 31, 2008 was 0.90% of average annual net assets for each class of shares before any voluntary waivers were applied and 0.74% after voluntary waivers.

From September 1, 2008 to September 30, 2009, the Manager voluntarily waived a portion of the management fee so that the effective management fee rate for the Fund would not exceed the effective management fee of Oppenheimer Discovery Fund, measured as of the last business day of the prior month. From September 1, 2007 to August 31, 2008, the Manager voluntarily waived a portion of the advisory fee so that the annual advisory fee rate declined as follows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2008.

October 13, 2009

PS0721.021